UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: October 30, 2013
(Date of earliest event reported)

Glu Mobile Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33368	91-2143667
(Commission File Number)	(IRS Employer Identification No.)

500 Howard Street, Suite 300
San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

(415) 800-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 30, 2013, Glu Mobile Inc. (“Glu”) issued a press release announcing its financial results for the third quarter ended September 30, 2013. A copy of the press release is attached as Exhibit 99.01 to this Current Report.  In addition, on October 30, 2013, Glu made available on its corporate website at www.glu.com/investors supplemental slides that were referenced during Glu’s earnings call to discuss its financial results for the third quarter ended September 30, 2013. A copy of these supplemental slides is attached as Exhibit 99.02 to this Current Report.

The information in this Item 2.02, including Exhibits 99.01 and 99.02, will not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02, including Exhibits 99.01 and 99.02, will not be incorporated by reference into any registration statement or other document that Glu files with the Securities and Exchange Commission, whether made before or after the date of this Current Report, regardless of any general incorporation language in such filing (or any reference to this Current Report generally), except as may be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.01	Press release issued by Glu regarding its financial results for the third quarter ended September 30, 2013, dated October 30, 2013.

99.02	Supplemental slides made available by Glu on its corporate website on October 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glu Mobile Inc.

Date:	October 30, 2013	By:	/s/ Eric R. Ludwig
Name: Eric R. Ludwig
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.01	Press release issued by Glu regarding its financial results for the third quarter ended September 30, 2013, dated October 30, 2013.

99.02	Supplemental slides made available by Glu on its corporate website on October 30, 2013.

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